Exhibit 10.2

AMENDMENT

TO

REGISTRATION AND STOCKHOLDER RIGHTS AGREEMENT

This Amendment (this “Amendment”) to the Registration and Stockholder Rights Agreement, dated November 13, 2019, among the Company and the Sponsor and certain directors of the Company the “Registration Rights Agreement”), is made on June 7, 2021, by and among Juniper Industrial Holdings, Inc., a Delaware corporation (“JIH” or the “Company”), Juniper Industrial Sponsor, LLC (the “Sponsor”) and the undersigned individuals, (collectively, the “Parties”).

RECITALS

WHEREAS, the Company is a blank check company incorporated to acquire one or more operating businesses through a Business Combination;

WHEREAS, in connection with the Company’s Public Offering, the Company and the Sponsor entered into the Registration Rights Agreement, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination, certain board nomination rights.

WHEREAS, the Company has entered into a Business Combination Agreement, dated of even date herewith, by and among (i) Janus Parent, Inc., a Delaware corporation (“Parent”), (ii) JIH, (iii) JIH Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“JIH Merger Sub”), (iv) Jade Blocker Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Blocker Merger Sub 1”), (v) Jade Blocker Merger Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Blocker Merger Sub 2”), (vi) Jade Blocker Merger Sub 3, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Blocker Merger Sub 3”), (vii) Jade Blocker Merger Sub 4, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Blocker Merger Sub 4”), (viii) Jade Blocker Merger Sub 5, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Blocker Merger Sub 5”, and together with Blocker Merger Sub 1, Blocker Merger Sub 2, Blocker Merger Sub 3 and Blocker Merger Sub 4, the “Blocker Merger Subs” together with JIH, JIH Merger Sub, and Parent, the “Parent Parties”), (ix) Clearlake Capital Partners IV (AIV-Jupiter) Blocker, Inc., a Delaware corporation (“Blocker 1”), (x) Clearlake Capital Partners IV (Offshore) (AIV-Jupiter) Blocker, Inc., a Delaware corporation (“Blocker 2”), (xi) Clearlake Capital Partners V (AIV-Jupiter) Blocker, Inc., a Delaware corporation (“Blocker 3”), (xii) Clearlake Capital Partners V (USTE) (AIV-Jupiter) Blocker, Inc., a Delaware corporation (“Blocker 4”), (xiii) Clearlake Capital Partners V (Offshore) (AIV-Jupiter) Blocker, Inc., a Delaware corporation (“Blocker 5”), and together with Blocker 1, Blocker 2, Blocker 3 and Blocker 4, the “Blockers”), (xiv) Janus Midco, LLC, a Delaware limited liability company (“Janus Midco”), (xv) Jupiter Management Holdings, LLC, a Delaware limited liability company (“Management Holdings”), (xvi) Jupiter Intermediate Holdco, LLC, a Delaware limited liability company (“Holdco”), (xvii) J.B.I., LLC, a Georgia limited liability company (“JBI”), and (xviii) Cascade GP, LLC, a Delaware limited liability company, solely in its capacity as representative of the Blocker Owners (as defined below) and the Company Equityholders (as defined below) (the “Equityholder Representative”) (as the same may be amended from time to time, the “Business Combination Agreement”), pursuant to which, among other things, (i) Merger Sub merged with and into JIH, with JIH surviving as the surviving company and a wholly-owned subsidiary of Parent (the “JIH Merger”) and (ii) each of the Blockers will merge with and into Parent, with Parent as the surviving company (the “Parent Mergers” and together with the JIH Merger, the “Transactions”), effective as of the date hereof (the “Closing”);

WHEREAS, as partial inducement for the Parties to enter into the Business Combination Agreement, the Company and the Holders of a majority in interest of the Registrable Securities at the date hereof have agreed to amend the Registration Rights Agreement in accordance with Section 6.8 thereof as set forth herein; and

WHEREAS, capitalized terms used but not defined herein shall have the respective meaning ascribed to such terms in the Registration Rights Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holders of a majority in interest of the Registrable Securities at the date hereof hereby agree with the Company as follows:

1. The Registration Rights Agreement is hereby amended so that (a) references to Founder Shares, shares of Common Stock issuable upon conversion of the Founder Shares, and shares of Common Stock shall refer to Parent Common Stock (as defined in the Business Combination Agreement, and (b) references to Private Placement Warrants and Working Capital Warrants shall refer to Parent Warrants (as defined in the Business Combination Agreement).

2. Section 1.1 is hereby amended to add the following definition (in alphabetical order):

“Investor Rights Agreement” shall mean the Investor Rights Agreement, dated June 7, 2021, by and among Janus Parent, Inc., a Delaware corporation, the Sponsor and the other parties thereto.

3. Section 2.2(a) is hereby amended to read in its entirety as follows:

“If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof and the Common Stock or other securities as to which registration has been requested pursuant to the Investor Rights Agreement, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

4. Article V is hereby amended to read in its entirety as follows:

“ARTICLE V

RESERVED”

5. This Amendment may be executed in any number of original or electronic counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Except as expressly set forth in this Amendment, no other amendment or modifications are made to any other provisions of the Registration Rights Agreement, and the Registration Rights Agreement shall remain in full force and effect, as amended hereby, and so amended, the Parties hereby reaffirm all of their respective rights and obligations thereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have each executed and delivered this Amendment as of the day and year first above written.

JUNIPER INDUSTRIAL HOLDINGS, INC.

By:	/s/ Brian Cook
Name: Brian Cook
Title: Chief Financial Officer

HOLDERS JUNIPER INDUSTRIAL SPONSOR, LLC
By:	/s/ Roger Fradin
Name: Roger Fradin
Title: Managing Member

By:	/s/ Mitchell Jacobson
Name: Mitchell Jacobson

By:	/s/ Mark Levy
Name: Mark Levy

[Signature Page to Amendment to Registration and Stockholder Rights Agreement]